EXHIBIT "A-7"
DEPOSITS, PRE-PAID EXPENSES AND REFUNDS

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSET PURCHASE AND SALE AGREEMENT
DATED OCTOBER ___, 2011 BY AND BETWEEN
SHORELINE SOUTHEAST LLC AND SHORELINE OFFSHORE LLC, SELLER
AND NORTH AMERICAN ENERGY RESOURCES INC., BUYER

Prepaid Drilling/Workover AFEs as of 06-01-11

WELL	OPERATOR	AMOUNT
SL19908 #1	HOUSTON ENERGY	$ 141,883.50
SABINE LAKE FACILITY	DAVIS	$ 10,612.50
EI224 #7	CASTEX	$ 282.30
EI224 #8	CASTEX	$ 442,424.52
EI224 #7 PLATFORM	CASTEX	$ 93,751.91